MUTUAL FUND SERIES TRUST

AlphaCentric Hedged Market Opportunity Fund

Class A: HMXAX Class C: HMXCX Class I: HMXIX

(the “Fund”)

FEBRUARY 28, 2019

The information in this Supplement amends certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2018.

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Effective March 15, 2019, the Fund’s name is changed to AlphaCentric Premium Opportunity Fund. All references to the Fund are hereby revised to reflect the Fund’s new name. There are no changes to the investment objective or strategy of the Fund.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.